UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 28, 2008


                         NEXHORIZON COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     000-33327                    13-4151225
-------------------------------    ----------------------   --------------------------------

(State or other jurisdiction of      (Commission File        (IRS Employer Identification
         incorporation)                   Number)                      Number)


                 9737 Wadsworth Parkway, Westminster, CO 80021
               -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 404-9700
                                 --------------
               Registrant's telephone number, including area code


               --------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

Letter of Intent

On July 28, 2008, Nexhorizon Communications, Inc., ("the Registrant") in the normal course of business entered into a Letter of Intent with Phoenix Communications, Inc. (dba Pine River Cable) ("Phoenix Communications") to purchase 100% of Phoenix Communication's business and its assets located in and around McBain, Michigan. The business will become a wholly-owned subsidiary of the Registrant.

The purchase price will consist of shares of the Registrant's Series B Preferred Stock valued at $2,375,000, with terms to be negotiated prior to closing.

The acquisition will be finalized and closed upon completion of due diligence and the delivery of audited financial statements to the Registrant.

On July 28, 2008, the Registrant issued a press release announcing the signing of the Letter of Intent. The text of the press release is attached herewith as
Exhibit 99.1.

Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                                 Description
        99.1                        Press Release, dated July 28, 2008*
        10.1                        Letter of Intent*
--------------------
*Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               NEXHORIZONS COMMUNICATIONS, INC.


                               By: /s/ Daniel M. Smith
                                   ---------------------------------------
                                   Daniel M. Smith
                                   CFO


Date: August 1, 2008